SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 19, 2004
                                                           -------------


                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)



  Delaware                            0-22223                    31-1499862
  --------                            -------                    ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


   101 E. Court Street, Sidney, Ohio                              45365
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (937) 492-6129
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Item 5.  Other Events.
------

     On July 19, 2004, Peoples-Sidney Financial Corporation issued a news release announcing fourth quarter and fiscal year-end earnings for the fiscal year ended June 30, 2004, the declaration of a cash dividend, and the date for its next annual meeting of shareholders. The release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 5 by reference.

Item  7. Exhibits.
-------

     (c) The following exhibit is furnished as part of this Current Report on Form 8-K.

         Exhibit
         Number                              Description
         ------                              -----------

         99.1                The Registrant's Press Release dated July 19, 2004.

Item 12. Results of Operations and Financial Condition.
-------

     On July 19, 2004, Peoples-Sidney Financial Corporation issued a news release announcing its fourth quarter and fiscal year-end earnings for the fiscal year ended June 30, 2004. The news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 12 by reference. The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PEOPLES-SIDNEY FINANCIAL CORPORATION
                                           ------------------------------------

                                           (Registrant)



Date: July 20, 2004                    /s/ Douglas Stewart
                                           -------------------------------------
                                           Douglas Stewart
                                           President and Chief Executive Officer


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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                             Description
------                             -----------

99.1                        The Registrant's Press release dated July 19, 2004






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